UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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TANDY LEATHER FACTORY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TANDY LEATHER FACTORY, INC.
1900 Southeast Loop 820
Fort Worth, Texas 76140-1003
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Dear Tandy Leather Factory, Inc. Stockholders:
On Tuesday June 10, 2025, Tandy Leather Factory, Inc. will hold our 2025 Annual Meeting of Stockholders at the Tandy retail store #4, adjacent to its principal office in Fort Worth, Texas (address shown above). The meeting will begin at 9:00 a.m. local time.
Only stockholders who owned common stock at the close of business on April 14, 2024, may vote at the Annual Meeting or any adjournments that may take place. At the Annual Meeting, we will consider:
(1)	The election of a six-member Board of Directors for a one-year term;
(2)	Ratification of appointment of our independent registered public accounting firm;
(3)	An advisory vote on executive compensation as disclosed in these materials;
(4)	Approval of increasing shares authorized under the Tandy Leather Factory, Inc. 2023 Incentive Stock Plan; and
(5)	Any other business properly presented at the meeting.
Our Board of Directors recommends that you vote in favor of Proposals 1, 2, 3 and 4. Our proxy statement also outlines certain of our corporate governance practices and discusses our compensation philosophy and practices, and it describes the Audit Committee’s recommendation to the Board of Directors regarding our 2024 financial statements. We encourage you to read these materials carefully.
Under the rules approved by the U.S. Securities and Exchange Commission, we are now furnishing proxy materials on the Internet to our stockholders. Instructions on how to access and review the proxy materials on the Internet can be found on the Notice of Internet Availability of Proxy Materials sent to our stockholders. The Notice of Internet Availability of Proxy Materials will also include instructions for stockholders on how to access the proxy card to vote over the Internet.
Your vote is important. Whether or not you expect to attend the Annual Meeting, we urge you to vote promptly.

By Order of the Board of Directors,

Daniel J. Ross
General Counsel and Secretary

SPECIAL NOTE ON FORWARD-LOOKING INFORMATION
This document contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are based on management’s current expectations, that involve risks and uncertainties that could cause actual results to differ materially from current expectations. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “believes,” “may,” “can,” “will,” “should,” “expect,” “confidence,” “trends,” “intend,” “estimate,” “on track,” “are positioned to,” “on course,” “opportunity,” “continue,” “project,” “guidance,” “target,” “forecast,” “anticipate,” “plan,” “potential,” “position,” “see,” “would,” the negative of these terms or comparable terms. These statements include, but are not limited to, those regarding the Company’s future growth strategy and other strategic initiatives. These future events may not occur as and when expected, if at all, and, together with the Company’s business, are subject to various risks and uncertainties. The Company assumes no obligation to revise or update any such forward-looking statements for any reason, except as required by law. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements and are subject to a number of risks, uncertainties, estimates and assumptions that may cause actual results to differ materially from current expectations due to a number of important factors, including but not limited to those described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive proxy materials for the Annual Meeting?
Because you are a stockholder of Tandy Leather Factory, Inc. as of the record date and entitled to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), our Board of Directors is soliciting your proxy to vote at the Annual Meeting. You are invited to attend our Annual Meeting on June 10, 2024, beginning at 9:00 am Central time. The Annual Meeting will be held at our corporate headquarters, 1900 Southeast Loop 820, Fort Worth, Texas 76140.
Our Annual Report on Form 10-K for the year ended December 31, 2024, including our financial statements for 2024 as well as this proxy statement, is posted on our website at www.tandyleather.com. Choose the “Investor Relations” and then the “SEC Filings” (for 10-K) “Proxy Online” links. These proxy materials are first being made available to stockholders on or about May 1, 2025.
What am I voting on?
You are voting on four items:
1.	Election of six directors for a term of one year;
2.	Ratification of appointment of our independent registered public accounting firm;
3.	An advisory vote on Tandy Leather Factory, Inc.’s executive compensation, as disclosed in these materials; and
4.	Approval of increasing shares authorized under the Tandy Leather Factory, Inc. 2023 Incentive Stock Plan.
At the date this proxy statement went to print, we were not aware of any other matters to be raised at the Annual Meeting.
What are the voting recommendations of the Board of Directors?
The Board of Directors recommends that you vote your shares:
•	“FOR” each of the nominees to the Board of Directors;
•	“FOR” the ratification of appointment of our independent registered public accounting firm;
•	“FOR” the approval, on an advisory basis, of the compensation of Tandy Leather Factory, Inc.’s named executive officers as disclosed in these materials; and
•	“FOR” the approval of increasing shares authorized under the Tandy Leather Factory, Inc. 2023 Incentive Stock Plan
What is the Notice of Internet Availability of Proxy Materials?
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, or the SEC, instead of mailing a printed copy of this proxy statement to all of our stockholders entitled to vote at the Annual

Meeting, we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice of Internet Availability of Proxy Materials, or the Notice, by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet or by telephone. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice.
You may also choose to receive future proxy materials by e-mail by following instructions provided on the website referred to in the Notice. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
On the date of the mailing of the Notice, all stockholders will have the ability to access all of our proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
Who is entitled to vote?
Holders of record of shares of our common stock as of the close of business on April 14, 2025 (the record date) are entitled to vote at the Annual Meeting. As of that date, a total of 8,499,536 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and the Notice or proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you are invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you bring with you a legal proxy from the stockholder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.
How do I vote?
Your vote is important. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be presented by proxy.
If you are a stockholder of record, there are four ways to vote:
•	By Internet, by visiting the website shown on the Notice or the proxy card and following the instructions;
•	By telephone, by calling the toll-free number shown on the Notice or the proxy card and following the instructions;
•	By completing and mailing your proxy card; or
•	By written ballot at the Annual Meeting.
If you vote by Internet or by telephone, your vote must be received by 11:59 PM Eastern Time on June 9, 2025, the business day before the Annual Meeting. Your shares will be voted as you indicate. If you return your proxy card but you do not indicate your voting preferences, your shares will be voted, as the case may be with respect to the item not marked: FOR the election of each of the nominees to the Board of Directors; FOR the ratification of appointment of our independent registered public accounting firm; FOR the approval, on an advisory basis, of the compensation of Tandy Leather Factory, Inc.’s named executive officers as disclosed in these materials; and FOR the approval of increasing shares authorized under the Tandy Leather Factory, Inc. 2023 Incentive Stock Plan.

If your shares are held in a brokerage account in your broker’s name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions via the Internet to your broker or nominee. If you provide specific voting instructions by mail or the Internet, your shares should be voted by your broker or nominee as you have directed.
We will distribute written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your broker to vote at the Annual Meeting.
Is my vote confidential?
Yes. It is our policy that all proxies, ballots and vote tabulations that identify the vote of a stockholder will be kept confidential from us and our directors, officers, and employees until after the final vote is tabulated and announced, except in limited circumstances including any contested solicitation of proxies, when required to meet a legal requirement, to defend a claim against us or to assert a claim by us, or when written comments by a stockholder appear on a proxy card or other voting material.
Who counts the votes?
We will appoint an inspector of election for the Annual Meeting who will count the votes cast.
What is the quorum requirement of the meeting?
A majority of the outstanding shares of common stock determined on April 14, 2025, represented in person or by proxy at the Annual Meeting constitutes a quorum for voting on items at the Annual Meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes (discussed below) will be counted in determining the quorum. Neither, however, will be counted as votes cast.
What vote is required to approve the proposals?
The seven nominees for director receiving the highest number of “FOR” votes at the Annual Meeting will be elected to the Board of Directors.
The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter is required for: (1) ratification of the appointment of our independent registered public accounting firm, (2) the advisory approval of the executive compensation of our named executive officers as described in this proxy statement, and (3) the approval of increasing shares authorized under the Tandy Leather Factory, Inc. 2023 Incentive Stock Plan. Abstentions are not counted for purposes of these proposals.
What if I want to change my vote?
You can change your vote on a proposal at any time before the Annual Meeting for any reason by revoking your proxy. Proxies may be revoked by:
•	Filing a written notice of revocation, bearing a date later than the proxy date, with our Secretary at or before the Annual Meeting;
•	Properly executing a later proxy relating to the same shares;
•	Voting at a later time on the Internet or by telephone, if you previously voted on the Internet or by telephone; or
•	Attending the Annual Meeting and voting in person; however, attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.
Any written notice revoking a proxy should be sent to: Secretary, Tandy Leather Factory, Inc., 1900 SE Loop 820, Fort Worth, Texas 76140.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and publish final results in a current report on SEC Form 8-K within four business days after the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the following as of April 14, 2025, the record date for the Annual Meeting:
•	Beneficial owners of more than 5 percent of the outstanding shares of our common stock, other than our officers and directors;
•	Beneficial ownership by our current directors, nominees and the named executive officers set forth in the Summary Compensation table below; and
•	Beneficial ownership by all our current directors, nominees and the named executive officers as a group, without naming them.
The percentage of beneficial ownership is calculated on the basis of 8,499,536 shares of our common stock outstanding as of April 14, 2025. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.
Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Common Stock	Bandera Partners LLC(2) 50 Broad Street, Suite 1820 New York, NY 10004	2,857,936	33.6%

Common Stock	JCP Investment Partnership, LP(3) 1177 West Loop South, Suite 1650 Houston, TX 77027	859,197	10.1%

Common Stock	First Foundation Advisors(4) 18101 Von Karman Ave., Suite 700 Irvine, CA 92612	826,712	9.7%

Common Stock	Janet Carr	531,285	6.3%

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Common Stock	Vicki Cantrell(5)	14,891	*
Common Stock	John Gehre	0	*
Common Stock	Jefferson Gramm(2)	2,864,055	33.7%
Common Stock	Johan Hedberg	0	*
Common Stock	Sejal Patel(6)	14,891	*
Common Stock	Diana Saadeh-Jajeh(7)	783	*
Common Stock	John Sullivan	0	*
	All Current Directors, Director Nominees and Executive Officers as a Group (7 persons)	2,894,620	34.1%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)
All shares of common stock are owned beneficially, and such owner has sole voting and investment power, unless otherwise stated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership. To our knowledge, none of these shares have been pledged.

(2)
Holdings shown for Jefferson Gramm and Bandera Partners, LLC are based on a Schedule 13D/A filed on February 5, 2021, by Mr. Gramm and Bandera Partners, LLC. Bandera Partners, LLC is the investment manager of Bandera Master Fund L.P. in whose name 2,857,936 of our shares are held. Messrs. Gregory Bylinksy and Jefferson Gramm are Managing Partners, Managing Directors and Portfolio Managers of Bandera Partners LLC. Bandera Master Fund L.P. has delegated to Bandera Partners the sole and exclusive authority to vote and dispose of the securities held by Bandera Master Fund. As a result, each of Bandera Partners and Messrs. Bylinksy and Gramm may be deemed to beneficially own the shares held by Bandera Master Fund.

(3)	Holdings shown JCP Investment Management, LLC are based on a Schedule 13D/A filed on December 6, 2018, by JCP Investment Management, LLC.
(4)	Holdings for First Foundation Advisors are based on an amendment to Schedule 13D filed on August 4, 2023, by First Foundation Advisors.
(5)	Holdings for Ms. Cantrell include 2,295 shares of common stock to be issued within 60 days upon the vesting of restricted stock units held by her.
(6)	Holdings for Ms. Patel include 2,295 shares of common stock to be issued within 60 days upon the vesting of restricted stock units held by her.
(7)	Holdings for Ms. Saadeh-Jajeh include 783 shares of common stock to be issued within 60 days upon the vesting of restricted stock units held by her.

PROPOSAL ONE: ELECTION OF DIRECTORS
The Board of Directors Recommends a Vote “FOR” All Nominees.
All directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of stockholders and until their successors have been duly elected and qualified. Currently, there are eight directors as provided by our corporate by-laws. Sejal Patel, a current director, has informed the Company that she will not stand for reelection for the upcoming term; upon the Annual Meeting, the number of directors shall be reduced from eight to seven. It is the intention of the persons named in the accompanying form of proxy card to vote for the election of all seven nominees listed below for election as our directors unless authority to so vote is withheld. All seven nominees have indicated their willingness to serve for the ensuing term. If any nominee is unable or declines to serve as a director at the date of the Annual Meeting, the persons named in the proxy card have the right to use their discretion to vote for a substitute.
GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

Name	Age	Director Since	Position
Vicki Cantrell	67	2017	Director
John Gehre	54	—	Director Nominee
Jefferson Gramm	49	2014	Chairman of the Board of Directors
Johan Hedberg	59	2025	Director, Chief Executive Officer
Sejal Patel*	46	2017	Director
Diana Saadeh-Jajeh	55	2024	Director
John Sullivan	39	2025	Director

*	Ms. Patel has informed the Company that she will not stand for reelection to our Board of Directors.
Vicki Cantrell, 67, is a retail veteran with over 20 years of operational experience. Since January 2020 she has served as Chief Executive Officer for Vendors in Partnership LLC. From September 2017 until June 2018, she served as Retail Transformation Officer for Aptos Inc., where Ms. Cantrell brought transformation strategies to the retailer’s businesses and to the vendor/retail partnership. Prior to that role, Ms. Cantrell served from October 2011 to October 2016 as a Senior Vice President at National Retail Federation, which is the world’s largest retail association. From May 2008 until June 2011, she served as Chief Operating Officer of Tory Burch LLC while it experienced 300% growth. From April 2003 until May 2008 she served as Chief Information Officer of Giorgio Armani, as it underwent a multi-phase CRM implementation. Ms. Cantrell has worked in all facets of the retail industry, as retailer, vendor/partner and industry spokesperson. She has deep expertise in building and executing strategies to meet evolving needs including enhancing customer acquisition, service and loyalty; determining optimal organizational structure in ever-changing environments; and in building robust cyber security programs.
John Gehre, 54, is a nominee to our Board of Directors. Since November 2024, Mr. Gehre has served as a Strategy Consultant to Bass Pro Shops. From September 2022 to September 2024, he served as EVP Chief Merchandising Officer, Global Sourcing, Inventory and Space, for Michael’s Stores, Inc. Prior to Michaels, he served as EVP Chief Merchandising Officer, Supply Chain and Manufacturing, for The Container Store from May 2018 to September 2022. Mr. Gehre brings to our Board extensive experience in both retail and merchandising of consumer products, as well as experience serving on multiple boards of directors.
Jefferson Gramm, 49, is a portfolio manager at Bandera Partners LLC, which might be deemed to be an affiliate of ours by virtue of holding approximately 34.5% of our outstanding common stock. See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” for information regarding Bandera Partners LLC’s ownership of our common stock. Mr. Gramm has been in his present position with Bandera since 2006. His prior experience includes serving as Managing Director of Arklow Capital, LLC, a hedge fund manager focused on distressed and value investments, from October 2004 to July 2006. He has been a Director of Innovative Food holdings since September 2021. He also served as a Director of Ambassadors Group from May 2014 until October 2015 and of Morgan’s Foods Inc. from April 2013 to March 2014. He served as a Director of Peerless Systems Corp from June 2009 to November 2010. He received an M.B.A. from Columbia University in 2003 and a B.A. in Philosophy from University of Chicago in 1996. Mr. Gramm provides a unique and valuable perspective with respect to corporate governance, our stockholder base and stockholder issues in general.

Johan Hedberg, 59, became our Chief Executive Officer and joined our Board of Directors in January 2025. Before joining the Company, Mr. Hedberg served as Chief Sales Officer and President, Americas, of Fiskar Group from September 2021 until December 2023. He also served there as Global Chief Sales Officer Fiskars Group from April 2020 until August 2021 and Senior Vicve President Global Sales BA Vita from July 2019 until March 2020. Prior to Fiskars, he was Vice President Sales and Marketing, Region Europe and Rest of World, for Thule Group from January 2013 until July 2019. Mr. Hedberg earned a Bachelor of Business Administration from the Cox School of Business, Southern Methodist University, and a Masters of Business Administration from the Kellogg School of Management, Northwestern University. Mr. Hedberg brings to our Board more than 30 years of retail and wholesale leadership experience.
Sejal Patel, 46, is a Portfolio Manager at Skale Investments since January 2019. From July 2015 through September 2018, she was a Partner/Advisor at Lake Trail Capital, a private investment firm. Her prior work experience includes serving as Vice President of Indus Capital, a hedge fund manager focused on Asian and Japanese equities, from 2012 to 2015 and Director for Kelusa Capital Management, a hedge fund manager focused on Asian equities, from 2006 to 2012. She served on the Boards of Value Quest Capital, a value fund based in India, since 2014 and the Tiger Foundation, a non-profit organization based in New York, from 2009 to 2018. She received a B.S. in Economics from the University of Pennsylvania. Ms. Patel brings a strong financial and business background to our Board.
Diana Saadeh-Jajeh, 55, has served since October 2023 as EVP- Chief Financial Officer and Chief Operating Officer at Ryvid, Inc., a company dedicated to promoting the accessibility of electrical light-mobility platforms. Prior to Ryvid, she was with GameStop, Inc., a leading specialty retailer in the field of gaming and entertainment, serving as EVP and Chief Financial Officer (July 2022 – August 2023), SVP and Chief Accounting Officer (July 2021 – July 2022 and June 2020 – March 2021) and Interim Chief Financial Officer (March 2021 – July 2021). Prior to GameStop, she was VP-Global Finance Operations and Business Transformation at JUUL Labs, Inc., between November 2018 and January, 2020. Ms. Saadeh-Jajeh earned a B.S. in accounting and finance from San Francisco State University and an MBA in electronic business management from Notre Dame de Namur University. Ms. Saadeh-Jajeh brings to our Board extensive finance and consumer products executive experience, including as a licensed certified public accountant.
John R. “Rocky” Sullivan, 39, has served since January 2022 as an Investment Advisor Representative and Investment Analyst with JCP Investment Management, which might be deemed to be an affiliate of ours by virtue of holding approximately 10% of our outstanding common stock. JCP Investment Management is an SEC Registered Investment Advisor, where Mr. Sullivan’s core focus is on investment due diligence and public equity analysis. He has also been the owner since May 2018 of Sullivan Companies and its affiliates, which is engaged in investment management, real estate development and production agriculture. Mr. Sullivan has a BBA in marketing from Texas A&M University and is a graduate of Texas Christian University Ranch Management Program. Mr. Sullivan brings to our Board a strong financial and business management background.
The information relating to the occupations and security holdings of our directors and nominees is based upon information received from them.
ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS
Meeting Attendance
During fiscal 2024, the Board of Directors held four regularly scheduled meetings and two special meetings. All current directors who served during 2024 attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and of committees of the Board of Directors of which he or she was a member and which were held during the time that he or she was a director or member of such committee, as applicable. We encourage and expect our directors to attend our Annual Meeting absent extenuating circumstances, but we do not have a formal policy requiring attendance. All of our directors who served during 2024 attended our 2024 Annual Meeting of Stockholders.
Director Independence
The Board of Directors has considered the listing requirements of Nasdaq for “independence” of directors, and it has determined that our non-employee directors Vicki Cantrell, Jefferson Gramm, John Gehre, Sejal Patel, Diana Saadeh-Jajeh and John Sullivan are independent under these requirements. Our non-employee directors hold executive sessions at each regular meeting, unless they determine there is not a need for such session.

Board of Directors Leadership Structure
The Board of Directors has determined it appropriate to separate the roles of CEO and Chairman, allowing the CEO to run Tandy Leather Factory, Inc. and the Chairman to run the Board of Directors. Johan Hedberg has been our Chief Executive Officer since January 2025. Jefferson Gramm, one of our directors, has been Chairman of the Board since 2017. We believe our CEO and our Chairman have an excellent working relationship that has allowed the CEO to focus on the challenges that we face in the current business environment. The separation of the CEO and Chairman positions provides strong leadership for our Board of Directors, while also positioning our CEO as our leader in the eyes of our customers, employees, and other stakeholders.
Our Board of Directors currently consists of five independent members and one non-independent member. We have three committees of the Board of Directors comprised solely of independent directors. We believe that the number of independent, experienced directors that make up our Board of Directors benefits us and our stockholders.
Risk Oversight
The Board of Directors’ role in risk oversight is administered directly and through its standing committees, with each committee’s role more fully described in the “Committees of the Board of Directors” section below. The Audit Committee assists the Board in fulfilling its oversight responsibility relating to the performance of our system of internal controls, the integrity of our financial statements, legal and regulatory compliance, our audit, accounting and financial reporting processes, the qualifications, independence and work of our independent registered public accounting firm, and the evaluation of enterprise risk issues, particularly those risk issues not overseen by other committees. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation programs, policies and practices. The Nominating and Governance Committee manages risks associated with corporate governance, related person transactions, succession planning, business conduct and ethics, and the performance of the Board, its committees and directors.
While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about those risks through committee reports or by attending committee meetings. The reports presented to the Board include discussions of committee agenda topics, including matters involving risk oversight. The Board also directly considers specific topics, including risks associated with our strategic plan, capital structure, information/cyber security and development activities. Members of management who supervise the day-to-day risk management responsibilities periodically provide reports to the Board as a whole and to the committees as requested.
Director Compensation
Compensation of non-employee directors is determined by the Board. Our non-employee directors are paid an annual cash retainer of $16,000; Mr. Gramm and Mr. Sullivan have currently declined to accept this cash compensation. In addition, the Chair of each of the Audit Committee, Compensation Committee and Nominating/Governance Committee is paid an additional annual retainer of $3,000 per committee; members of the Audit Committee (including the Chair) are paid an additional retainer of $2,000. All directors are reimbursed for reasonable expenses incurred in connection with their service on our Board of Directors, including the committees thereof.
We generally award restricted stock units annually to each non-employee director in accordance with our 2023 Restricted Stock Plan; these grants generally have a value equal to approximately $14,000 (based on the fair market value of our common stock as of the date of grant) and vest equally over a four-year period from the date of grant. In June 2024, we awarded each non-employee director other than Mr. Gramm and former director Eric Speron (who voluntarily declined this equity grant) a grant of restricted stock units with a fair market value equal to $14,000 as of the grant date; the shares underlying the 2024 awards will vest equally over a four-year period from the date of grant, conditioned on the recipient’s continued service on our Board of Directors.
The goal of our restricted stock unit grants to directors is to attract and retain competent non-employee personnel to serve on our Board of Directors by offering them long-term equity incentives. Each of our non-employee directors is eligible to participate in this plan.

Board Diversity Matrix
The table below provides certain information with respect to the composition of the Board. Each of the categories listed in the table has the meaning ascribed to it in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix
	(as of April 25, 2024)				(as of April 30, 2025)
Total Number of Directors	7				6
Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender
Directors	4	3			3	3
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1				1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	2			1	2
Two or More Races or Ethnicities	1	1			1	1
LGBTQ+
Did not Disclose Demographic Background

DIRECTOR COMPENSATION TABLE
The table below summarizes the compensation paid by us to our non-employee directors for their service on the Board during the year ended December 31, 2024. Our directors who are also employees receive no additional compensation for serving as directors.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards ($)(2)	Total ($)
Vicki Cantrell	$21,000	$14,000	$35,000
Elaine Crowley(3)	10,500	—	10,500
Jefferson Gramm	—	—	—
James Pappas(3)	—	14,000	14,000
Sejal Patel	18,000	14,000	32,000
Diana Saadeh-Jajeh	12,370	14,000	26,370
Eric Speron(3)	—	—	—

(1)	Mr. Gramm, Mr. Pappas and Mr. Speron declined to receive any cash compensation.
(2)	Mr. Gramm and Mr. Speron declined to receive any grant of Restricted Stock.
(3)	Ms. Crowley, Mr. Pappas and Mr. Speron are former members of our Board of Directors.
COMMITTEES OF THE BOARD OF DIRECTORS
As of the date of this proxy statement, our Board of Directors has three committees: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating and Governance Committee. The membership as of the date of this proxy statement and the function of each committee are described below.

Name of Director	Audit	Compensation	Nom/Gov
Non-Employee Directors:
Vicki Cantrell	X		C
Jefferson Gramm		X	X
Sejal Patel	X
Diana Saadeh-Jajeh	C	X
John Sullivan		C	X
Employee Director:
Johan Hedberg
Number of Meetings in 2024	4	1	1

X = Committee member; C = Committee Chair
Nominating and Governance Committee
We have a Nominating and Governance Committee consisting of three directors, all of whom are “independent” under the listing requirements of Nasdaq. The Nominating and Governance Committee met one time during 2024.
The Board of Directors has adopted a written charter for the Nominating and Governance Committee, which is available on our website at www.tandyleather.com. This charter provides that the Nominating and Governance Committee is responsible for identifying individuals qualified to become directors consistent with criteria as may be established by the Board of Directors. The charter also provides that the Nominating and Governance Committee shall take into account such additional factors as it deems appropriate in evaluating candidates. These factors may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which a candidate would fill a present need on the Board of Directors. In addition, the charter states that the Nominating and Governance Committee will consider stockholder recommendations of director nominees, as well as nominations by our senior officers. The Nominating and Governance Committee evaluates all director nominees in a like manner without regard as to who recommended the nomination. Traditionally, we have not engaged third parties to identify or evaluate potential directors or to assist in that process. In addition, the Nominating and Governance Committee makes a review and evaluation periodically of the Board of Directors and the Nominating and Governance Committee’s own performance. Further, the Nominating and Governance Committee, among other functions: (1) conducts an annual performance evaluation of the full Board and all committees; (2) reviews and recommends changes to the Company’s governing documents (charter, bylaws, governance principles, etc.), (3) recommends persons to serve on the Nominating and Governance Committee as members, as well as the possible removal of any incumbent Nominating and Governance Committee members, and (4) reviews and approves any “related party” transactions with the Company’s directors and officers.
Stockholders may nominate director nominees for consideration by writing to our Secretary at 1900 Southeast Loop 820, Fort Worth, Texas 76140-1003. Any such nomination must include:
•
As to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required by the Company’s Bylaws and required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•
The information regarding the nominating stockholder that is required by the Company’s Bylaws, including (but not limited to) the nominating stockholder’s name and address, as they appear on our books, and the class and number of our shares beneficially owned by him.

The Nominating and Governance Committee recommended to the Board of Directors that all six director nominees listed in this proxy statement serve as directors for a term ending on the date of the 2026 Annual Meeting of Stockholders.
The Nominating and Governance Committee will consider nominees for directors recommended by our stockholders and will evaluate such nominees using the same criteria used to evaluate director candidates as described above. Nominations of persons for election to the Board of Directors may be made by any stockholder entitled to vote for the election of directors at the applicable meeting that complies with the notice procedures set forth in our bylaws. Such nominations shall be made pursuant to timely notice in writing to our Secretary. To be timely, a stockholder’s notice shall be delivered to or mailed and received at our principal executive offices not less than 30 days nor more than 60 days prior to the applicable meeting; provided, however, that if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within 30 days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a stockholder of persons to be elected directors may be made at any such reconvened meeting other than pursuant to a notice that was timely for the meeting on the date originally scheduled. The stockholder’s notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving notice (a) the name and address, as they appear on our books, of such stockholder, and (b) the class and number of our shares that are beneficially owned by such stockholder.
Compensation Committee
The Compensation Committee is responsible for recommending to the Board of Directors the compensation program of the executive officers. The Compensation Committee consists of three directors, all of whom are “independent” under the listing requirements of Nasdaq. The Compensation Committee submits all issues concerning executive compensation to the full Board of Directors for approval. It may not delegate this authority. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.tandyleather.com. The Compensation Committee met one time during 2024.
Audit Committee
The Audit Committee’s basic role is to assist the Board of Directors in fulfilling its fiduciary responsibility pertaining to our accounting policies and reporting practices. Among other duties, the Audit Committee is to be the Board of

Directors’ principal agent in assuring the independence of our outside auditor, the integrity of management, and the adequacy of disclosures to stockholders. The Audit Committee has been structured to comply with the requirements of Section 3(a)(58)(A) of the Exchange Act. The Board of Directors has determined that all members of the Audit Committee are “independent” under the applicable rules of the Nasdaq and that Diana Saadeh-Jajeh, Chair of the Audit Committee, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.tandyleather.com. The Audit Committee met four times during 2024. The Report of the Audit Committee for the fiscal year ended December 31, 2024, appears below.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors Recommends a Vote “FOR” the ratification of appointment of our independent registered public accounting firm for fiscal year 2025.
The Audit Committee has appointed Whitley Penn (“Whitley Penn”) to serve as our independent registered public accounting firm for fiscal year 2025. We are asking stockholders to ratify the appointment of Whitley Penn as our independent registered public accounting firm at the 2025 annual meeting of stockholders. Representatives of Whitley Penn are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Our bylaws do not require that the stockholders ratify the appointment of Whitley Penn as our independent auditors. However, we are submitting the appointment of Whitley Penn to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board of Directors and the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of Whitley Penn is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the best interests of the Company and our stockholders. At this time, the Board and the Audit Committee believe that the retention of Whitley Penn to serve as our independent auditors is in the best interest of the Company and our stockholders.
Audit and other Professional Fees
Whitley Penn performed the audit of our 2024 financial statements, as well as the reviews of the financial statements included in our Forms 10-Q for that year. Weaver & Tidwell L.L.P. (“Weaver”) performed the audit of our 2023 financial statements, as well as the reviews of the financial statements included in our Forms 10-Q for that year. The amounts shown below are the aggregate amounts paid to Whitley Penn for 2024 and Weaver for 2023 for services in the categories indicated and include fees for services relating to those years.

Types of Fees	2024	2023
Audit fees	$282,000	$301,000
Audit-related fees	0	0
Tax fees	0	3,800
All other fees	0	21,474
Total	$282,000	$326,274

In accordance with the charter of our Audit Committee as in effect at the relevant times and the rules of the SEC, the Audit Committee approved all of the fees indicated above before the services were provided. The Audit Committee considered the services listed above to be compatible with maintaining Whitley Penn’s and Weaver’s independence.

Report of the Audit Committee
As members of the Audit Committee, we oversee Tandy Leather Factory, Inc.’s financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The independent auditors are responsible for auditing the annual consolidated financial statements prepared by management and expressing an opinion as to whether those financial statements conform with accounting principles generally accepted in the United States of America.
The Audit Committee is also responsible for selecting and evaluating the independence of the Company’s independent auditors and for pre-approving the audit and non-audit services rendered by the independent auditors. During 2024 we recommended, and the Board of Directors approved, the appointment of Whitley Penn as independent auditors for the year ended December 31, 2024. During 2023 we recommended, and the Board of Directors approved, the appointment of Weaver as independent auditors for the year ended December 31, 2023.
The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024, with management and the Company’s independent auditors. These discussions included a review of the reasonableness of significant judgments, the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee. The Audit Committee has received from Whitley Penn (for 2024) and Weaver (for 2023) the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Whitley Penn’s and Weaver’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Whitley Penn and Weaver their independence from us and our management. Based upon the review and discussions described in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that has been filed with the Securities and Exchange Commission.
The foregoing report was submitted by the Audit Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act.

AUDIT COMMITTEE:
Diana Saadeh-Jajeh, Chair
Vicki Cantrell
Sejal Patel

COMPENSATION DISCUSSION AND ANALYSIS
The primary focus of our executive compensation programs is to improve our performance year over year and over a longer-term period. The compensation programs were designed to provide the tools necessary to hire executives with the skills needed to manage Tandy Leather Factory, Inc. to meet these goals and to retain them over the long-term. In developing the programs, a key consideration was to have plans that were easy to understand and administer, while being competitive with companies of similar size and philosophy. Over the past several years, management and the Compensation Committee have worked to refine the compensation programs used to ensure that they support these goals and our ongoing business objectives. Our philosophy has been to reward team performance, measured by our overall results. Each executive officer’s compensation is linked to their individual contribution toward increases in the size of our operations, our income, and increases in stockholder value. At the 2024 Annual Meeting, stockholders were asked to approve Tandy Leather Factory, Inc.’s 2023 executive compensation programs. Approximately 98% of the shares voted approved the program. In consideration of these results and other factors the the Compensation Committee evaluates on a regular basis, the Compensation Committee concluded that Tandy Leather Factory, Inc.’s existing executive compensation programs continue to be appropriate to support Tandy Leather Factory, Inc.’s compensation philosophy and objectives described in this discussion.
Compensation for our executive officers consists of the following components:
•	Base salary;
•	Annual incentive bonus;
•	Restricted stock unit grants;
•	Retirement and other benefits, and
•	Employment Agreements.
Each of these elements of pay is described below.
Company Performance. In 2024, Tandy Leather Factory, Inc.’s sales decreased approximately $1.8 million from 2023, and net income decreased by approximately $3 million.
Base Salary
Base salaries are intended to reward our executive officers based upon their roles within Tandy Leather Factory, Inc. and for their performance in those roles. Base salaries are established when an executive officer is hired, based on prior experience and compared to salaries for comparable positions in other companies. Base salaries are generally increased annually, if market factors dictate such increases and assuming our financial performance is satisfactory.
Bonuses
Through 2024, our Chief Executive Officer was eligible to receive a discretionary bonus, as determined by the Compensation Committee. We determined these bonuses on a subjective basis, considering business prospects for the upcoming year and the improvement in our net income and financial position for the year in question. These discretionary bonuses were eligible to be awarded annually and paid generally in the first quarter of the following year. We did not award any bonuses to our Chief Executive Officer for 2024. Beginning 2025, our Chief Executive Officer will be eligible to receive an annual cash bonus based on pre-determined company performance metrics for the applicable fiscal year rather than a discretionary bonus.
Restricted Stock Unit Grants; Granting of Awards Relative to Release of Material Non-Public Information
We award restricted stock unit grants to promote long-term retention of executive officers and permit them to accumulate equity ownership in Tandy Leather Factory, Inc., so that the interests of our management team are directly aligned with the interest of our stockholders. We believe it is important to have an element of compensation that is focused directly on retaining talent so that we can minimize potential loss of company and industry knowledge and the disruption inherent in unplanned turnovers. Restricted stock unit grants also align our executive officers with our stockholders by making them stockholders themselves. Retaining talent and aligning interests encourages our executive officers to take actions to enhance the value of our business and increase stockholder value. Time-based restricted stock unit awards generally vest equally over three or four years. During fiscal 2024 we did not make any grants of restricted stock units to our executive officers.

The Company has not awarded stock options for executive compensation in recent years and has not timed its disclosure of material non-public information for the purpose of affecting executive compensation. Were the Company to make future awards of stock options or other market price-based equity, the Company’s Board would take into account any material non-public information when determining the timing and terms of such award, so that the value of such awards would not be expected to substantially increase following the disclosure of such information.
Retirement and Other Benefits
Our benefits program includes a retirement plan and a group insurance program. The objective of the program is to provide executive officers with reasonable and competitive levels of protection against the four contingencies (retirement, death, disability and ill health) that could interrupt the executive officer’s employment and/or income received as an active employee. Our retirement plans are designed to provide a competitive level of retirement income to our executive officers and to reward them for continued service with Tandy Leather Factory, Inc. The retirement program for executive officers consists of a tax-qualified 401(k) Plan that covers all full-time employees. The group insurance program consists of life and health insurance benefits plans that cover all full-time employees.
Employment Agreement and Retention Letter Agreement with Janet Carr
Janet Carr served as the Company’s Chief Executive Officer during all of 2024 and resigned as of January 3, 2025. We entered into an employment agreement with Ms. Carr, dated as of October 2, 2018. Under this agreement, Ms. Carr was entitled to receive an initial annual base salary of $500,000, subject to annual 3% increases for cost of living (which Ms. Carr declined to take until mid 2022), and was eligible to receive an annual discretionary bonus, as determined by the Board. Also under this agreement, on October 23, 2023, the Company granted Ms. Carr 276,000 RSUs that were scheduled to vest over three years as described under “Restricted Stock Units” above; 92,000 of these RSUs vested in October 2024, and the remaining RSUs were forfeited upon Ms. Carr’s resignation. If Ms. Carr’s employment had been terminated by the Company without Cause or by Ms. Carr for Good Reason (each as defined in her employment agreement), Ms. Carr would have received twelve months of base salary and an annual reimbursement of COBRA payments and vest in a pro-rata portion of the time-based RSUs granted in October 2023, based on the number of days that Ms. Carr was employed. Any unvested performance-based RSUs would have been forfeited. In the event that Ms. Carr’s employment had been terminated by the Company without Cause or by Ms. Carr for Good Reason within six months prior to or one year after a Change in Control (as defined in her employment agreement), Ms. Carr would have received thirty-six months of base salary and an annual reimbursement of COBRA payments and vest in a pro-rata portion of the time-based RSUs granted in October 2023, based on the number of days that Ms. Carr had been employed. Any unvested performance-based RSUs would be forfeited. Under this agreement, a “Change in Control” was a defined term that includes a merger, a sale of all or substantially all of our assets or a similar transaction involving us, a third party acquiring more than 50% of our shares which includes, in general, a person or entity becoming a 50% or greater stockholder of us, a covered removal of directors on our board of directors, or our liquidation or dissolution.
On January 2, 2025, the Company entered into a letter agreement with Ms. Carr, pursuant to which Ms. Carr continued her employment with the Company in a non-executive capacity from January 6 until March 31, 2025. Pursuant to the letter agreement, during this period, Ms. Carr continued to receive her base salary, and on March 31, 2025 she received a retention bonus of $310,000.
Employment Agreement with Johan Hedberg
On January 2, 2025, the Company’s Board of Directors appointed Johan Hedberg as the Company’s new Chief Executive Officer and a member of its Board of Directors, effective as of January 6, 2025. Pursuant to an employment agreement dated January 3, 2025, Mr. Hedberg receives a base salary of $425,000 per year, with an opportunity to receive an annual bonus, based on the Company’s financial performance, equal to 50% of his annual base salary at “target” levels of performance; his maximum potential bonus if the Company exceeds those “target” performance measures would be 100% of his base salary. On February 19, 2025, Mr. Hedberg received an initial grant of 100,000 RSUs, each of which will convert into one share of the Company’s common stock on the first anniversary of the grant date, subject to his continued employment with the Company on that date. He also received an initial grant of 900,000 performance-based RSUs, each of which will convert into one share of the Company’s common stock upon the Company’s achievement of certain pre-determined performance targets (with 150,000 shares being issued if and when each of six different targets are achieved), also subject to his continued employment with the

Company on each such date. The Company’s Board believes that the grants of performance-based RSUs to Mr. Hedberg are in the best interests of the Company by providing him a compensation package that is heavily based on achievement of performance goals and aligned with the interests of our stockholders.
Change in Control Effect on other Restricted Stock Units
Except to the extent that the Compensation Committee provides a result more favorable to holders of awards, in the event of a change of control, unvested restricted stock units granted to our executive officers will not automatically vest in connection with a change of control.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis (“CD&A”) with management and, based on such review and discussion, recommended to the Board of Directors that the CD&A be included in Tandy Leather Factory, Inc.’s Form 10-K and proxy statement.
The foregoing report was submitted by the Compensation Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act.

COMPENSATION COMMITTEE:
John Sullivan, Chair
Jefferson Gramm
Diana Saadeh-Jajeh

COMPENSATION TABLES AND OTHER INFORMATION
The following table includes information required by Item 402 of Regulation S-K promulgated by the SEC. The amounts shown represent the compensation paid to our named executive officers for each fiscal year noted in the table, for services rendered to us. For a more complete discussion of the elements of compensation included in this table, please refer to the discussion reflected in “Compensation Discussion and Analysis” above.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards	All Other Compensation	Total
Janet Carr, Chief Executive Officer	2024	$554,291	$—	$—	$14,600(2)	$568,891
	2023	543,506	—	1,181,280(1)	13,915(2)	1,738,701

(1)	The amount reported as the value of this stock, which vested immediately upon grant, is based on the grant date fair value of $4.28 per share, computed in accordance with FASB ASC Topic 718.
(2)
For 2023, represents $13,200 of matching funds contributed to Ms. Carr’s Company 401(k) plan and $715 of contribution to her health savings account under the Company’s health insurance benefit plan. For 2024, represents $13,800 of matching funds contributed to Ms. Carr’s Company 401(k) plan and $800 of contribution to her health savings account under the Company’s health insurance benefit plan.

PAY VERSUS PERFORMANCE TABLE

Year	Summary compensation table total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation table total for non-PEO named executive officers(1)	Average Compensation Actually Paid to non-PEO named executive officers	Value of Initial fixed $100 investment based on total shareholder return	Net Income
2024	$568,891	$652,611(3)	—	—	$94	$827,000
2023	$1,738,701	$1,733,181(4)	—	—	$84	$3,786,000
2022	$662,887	$443,007(5)	$297,529	$297,529(6)	$84	$1,227,000

(1)
Janet Carr was the PEO for all years in the table. Non-PEO named executive officer was Michael Galvan for 2022, who served in his position for a partial year. The Company did not have any non-PEO named executive officers during 2023 or 2024.

(2)
Excludes the value of 184,000 performance-based restricted stock award units granted to Ms. Carr in 2018, which are included in the “Outstanding Stock Awards” table below. These awards are subject to the achievement of performance criteria; based on the fair value methodology used to account for share-based payments in the Company’s financial statements, it has been determined that since December 30, 2020, the probable outcome of attaining the performance goals is zero. Fair value of stock awards included in compensation actually paid to the CEO is calculated at the required measurement dates; changes to stock award fair values are based on the Company’s updated stock price at the respective measurement dates.

(3)
For 2024, adjustments made to Ms. Carr’s summary compensation table (“SCT”) total to calculate compensation actually paid were: $97,520 for the change in fair value of prior year awards still outstanding as of the end of 2024; and -$13,800 for the change in fair value of awards from the prior year end that vested in 2024.

(4)
For 2023, adjustments made to Ms. Carr’s SCT total to calculate compensation actually paid were: -$1,181,280 for value of equity awards granted in 2023 and included in the SCT; $1,175,760 for value of equity awards granted in 2023 that remained outstanding and unvested at the end of the year; and zero change in fair value of prior year awards still outstanding as of the end of 2022 or awards from the prior year end that vested in 2023.

(5)
For 2022, adjustments made to Ms. Carr’s SCT total to calculate compensation actually paid were: -$138,426 for value of equity awards granted in 2022 and included in the SCT; -$82,800 for the change in fair value of prior year awards still outstanding as of the end of 2022; $138,426 for the fair value of awards granted and vested in 2022; and -$137,080 for the change in fair value of awards from the prior year end that vested in 2022.

(6)	For 2022, no adjustments were made to the non-PEOs’ SCT total to calculate compensation actually paid, since all compensation was paid in cash or cash equivalents.
Relationship between Compensation Actually Paid disclosed in the Pay Versus Performance Table, and other table elements: Ms. Carr’s SCT compensation in each year included a base salary. In 2022, she received an immediately-vested grant of common stock to compensate her for a temporary base salary cut due to the impact of the Covid-19 pandemic in 2020. In 2023, she received a new grant of 276,000 restricted stock units, vesting through October 2026. Ms. Carr was not awarded any cash bonuses in 2022, 2023 or 2024. As a result, the differences between her SCT totals and compensation actually paid as shown in the table above are primarily due to (1) the annual vesting of portions of the time-based restricted stock grants made to Ms. Carr at the time of her hire in October 2018 and October 2023 and (2) fluctuations in the value of the Company’s common stock over the years shown in the table. The Company’s Common Stock price fell during 2022, as consumer demand was inhibited by inflation and economic uncertainties, remained relatively even during 2023, and rose during 2024, as the Company announced the sale of its corporate headquarters facilities and intention to pay a dividend to stockholders.
For the non-PEO named executive officer, the average compensation actually paid is the same as average SCT compensation in 2022, because all elements of compensation received and not forfeited were in cash rather than long-term equity or other forms of compensation with fluctuating values. The Company did not have any non-PEO named executive officers during 2023 or 2024. The Company maintains a bonus program for executives (excluding the PEO), under which bonuses are paid as a percentage of the executives’ base salary, depending on the Company’s performance in two metrics: sales and operating income. The Company did not pay any bonuses under this program to its named executive officers for fiscal 2022, 2023 or 2024. The Company’s PEO did not participate in the program but was eligible to receive a discretionary bonus that is not tied to specific performance metrics; Ms. Carr did not receive such a bonus in 2022, 2023 or 2024.

GRANTS OF PLAN-BASED AWARDS
There were no equity awards granted to the Company’s executive officers during 2024.
OUTSTANDING STOCK AWARDS
as of December 31, 2024

Name	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($)
Janet Carr(1)	368,000	$1,762,720

(1)	Vesting is subject to Ms. Carr’s continued employment with the Company. 184,000 of such shares are also subject to the Company’s achievement of specified performance criteria.

PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY” VOTE)
The Board of Directors recommends a vote “FOR” the advisory approval of the executive compensation of our named executive officers as disclosed in this proxy statement.
Based upon a vote of stockholders at our 2023 Annual Meeting, following the Board of Directors’ recommendation for an annual advisory vote to approve the compensation of our named executive officers, we are providing stockholders with an annual advisory vote on executive compensation. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law July 21, 2010, added Section 14A to the Securities Exchange Act of 1934, as amended, and requires that we provide our stockholders with an opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “Say-on-Pay” vote, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our fiscal 2024 executive compensation programs and policies and the compensation paid to our named executive officers.
As discussed in this proxy statement under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to serve us and our stockholders by aligning executive compensation with stockholder interests and by encouraging and rewarding management initiatives that will benefit us and our stockholders, customers, and employees over the long-term.
At last year’s annual meeting, approximately 98% of the votes cast on the advisory vote on executive compensation were in favor of our named executive officer compensation for 2023. We are asking our stockholders to again indicate their support for our named executive officer compensation as described in this proxy statement. This is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the following resolution:
“RESOLVED, that the stockholders of Tandy Leather Factory, Inc. approve, on an advisory basis, the compensation paid to the named executive officers of Tandy Leather Factory, Inc., as disclosed in the 2025 proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures.”
Approval of this proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who vote for and against, this proposal. Although your vote on this matter is advisory in nature and therefore will not be binding upon Tandy Leather Factory, Inc., the Compensation Committee or the Board of Directors, your advisory vote will serve as an additional tool to guide the Board of Directors and the Compensation Committee in continuing to improve the alignment of our executive compensation programs with the interests of us and our stockholders. The vote on this resolution is not intended to address any specific element of compensation but rather relates to overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

PROPOSAL FOUR: APPROVAL OF INCREASING SHARES AUTHORIZED UNDER THE TANDY LEATHER FACTORY, INC. 2023 INCENTIVE STOCK PLAN
The Board of Directors recommends a vote “FOR” the approval of increasing shares authorized under the Tandy Leather Factory, Inc. 2023 Incentive Stock Plan as disclosed in this proxy statement.
The Company’s Board has approved, subject to stockholder approval, to increase the number of shares available for issuance under the Company’s 2023 Incentive Stock Plan (the “2023 Plan”). The 2023 Plan, as approved by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders, initially provided for the issuance of 800,000 shares of common stock pursuant to award granted under the plan. The 2023 Plan also provided that an individual may receive a maximum of 400,000 shares in the form of restricted stock units or performance-based restricted stock units (among other securities) in a calendar year.
On January 2, 2025, the Company’s Board appointed Johan Hedberg as the Company’s new Chief Executive Officer and a member of its Board of Directors, effective as of January 6, 2025. Pursuant to an employment agreement dated January 3, 2025, Mr. Hedberg received an initial grant of 100,000 RSUs, each of which will convert into one share of the Company’s common stock on the first anniversary of the grant date, subject to his continued employment with the Company on that date. He also received an initial grant of 900,000 performance-based RSUs, each of which will convert into one share of the Company’s common stock upon the Company’s achievement of certain pre-determined performance targets (with 150,000 shares being issued if and when each of six different targets are achieved), also subject to his continued employment with the Company on each such date. The grant of the 900,000 performance-based would exceed the initial 2023 Plan limitations described in the previous paragraph and are therefore conditional upon the approval of this proposal by the Company’s stockholders.
In this proposal, we are asking stockholders to approve an increase of 900,000 shares to the shares authorized under the 2023 Plan and to waive the maximum number of shares that may be subject to 2023 Plan awards granted to Mr. Hedberg during 2025. The Company’s Board believes that the grants of 900,000 performance-based RSUs to Mr. Hedberg are in the best interests of the Company by providing him a compensation package that is heavily based on achievement of performance goals and aligned with the interests of our stockholders. If the share increase to 2023 Plan is not approved, we might be compelled to increase significantly the cash component of our incentive compensation programs over time, which approach may dilute the alignment between the interests of our executives and directors as compared to those of our shareholders. Replacing equity awards with cash would also increase our cash compensation expense.
To determine the number of additional shares to be authorized under the 2023 Plan, the Board considered a number of factors, including the size of the performance-based RSU grant to Mr. Hedberg, our historical burn rate, the number of shares remaining available under the 2023 Plan for future awards and dilution resulting from the proposed new share reserve.
Based on the closing price on the Nasdaq Capital Market of our shares on April 25, 2025, of $2.95 per share, the aggregate market value of the additional 900,000 shares requested under the 2023 Plan was $2,655,000. If the additional share request is approved by stockholders, we expect to have sufficient shares available to meet our stock compensation needs for at least the next two to three years, subject to changes in business conditions, volatility of our share price and other developments.
Summary of the 2023 Plan
The following is a summary of material features of the 2023 Plan, as amended by this proposal, which is qualified in its entirety by the copy of the 2023 Plan attached as Appendix A. Shareholders are urged to review the 2023 Plan together with the following summary.
Eligibility. Awards may be granted to any employee, officer or director of the Company or its subsidiaries or affiliates as well as consultants, agents, advisors and independent contractors. As of April 30, 2025, approximately 600 employees, officers and directors were eligible to receive awards under the 2003 Plan. As of April 30, 2023, approximately 20 current and former employees and directors hold outstanding stock awards under the 2023 Plan. The basis for participation in the 2023 Plan is being eligible to participate and being selected for participation by the administrator.
Administration. The 2023 Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), except that with respect to participants who are nonemployee directors, the 2023 Plan will be administered by the full Board. The members of the Compensation Committee satisfy the independence standards of the Nasdaq listing standards and qualify as nonemployee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board or a Committee may delegate the responsibility for administration of the 2023 Plan to subcommittees of the Board, except with respect to awards granted to directors or officers subject to Section 16 of the Exchange Act (“Section 16 participants”). The Board or committee may also delegate authority to grant awards to any person or body, to the extent consistent with applicable law, provided that such person or body may not grant awards to themselves or any Section 16 participant. References to the Committee in the 2023 Plan and this proposal are to the Compensation Committee or other delegate, as applicable.
Shares Available for Issuance. If this proposal is approved by shareholders, the aggregate number of shares of the Company’s common stock for which awards may be granted under the 2023 Plan (including awards granted to date) may not exceed 1,700,000.
Share Usage. For purposes of determining usage of shares under the 2023 Plan, shares will not be counted as used unless and until they are actually issued and delivered to a participant. Shares that are subject to awards that expire or lapse or are forfeited, surrendered, canceled, terminated, settled in cash in lieu of shares or are issued and thereafter reacquired by the Company will again be available for awards.
Shares tendered or retained in payment for the purchase price of an award, as well as shares tendered or retained satisfy any tax withholding obligations with respect to an award of options or SARs, will be counted as used and not available for issuance. Shares tendered or retained to satisfy any tax withholding obligations with respect to an award of restricted stock, restricted stock units, performance restricted stock or performance restricted stock units, or any other stock-based award other than an option or SAR, and shares issued pursuant to substitute awards issued in connection with a merger or acquisition, will not be counted as used and will be available for issuance under the 2023 Plan.
Limitations on Awards. The 2023 Plan contains the following share limitations, subject to the other terms and conditions set forth therein:
•	no participant may receive awards of options or SARs with respect to more than 400,000 shares in the aggregate in any calendar year;
•
no participant may receive awards of restricted stock, restricted stock units, performance restricted stock, performance restricted stock units or any other stock-based awards (other than options or SARs) exceeding 400,000 shares in the aggregate in any calendar year, except that this maximum shall not apply to awards made to Johan Hedberg during 2025;

•	no more than 400,000 shares in the aggregate may be subject to incentive stock options granted under the 2023 Plan; and
•
no nonemployee director may receive awards in any calendar year with an aggregate grant date fair value that exceeds, together with all cash-based compensation payable to that director in that year, $50,000 (or $100,000, with respect to a nonexecutive chair of the Board).

Types of Awards
Options. The Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. An option is the right to purchase a specified number of shares during the option term at a fixed exercise price. The Committee sets option exercise prices and terms, except that the exercise price of an option may be no less than 100% of the fair market value of the shares on the grant date (for these purposes, fair market value means the closing price, or the average of the high and low per share trading prices, or the average of the opening and closing prices, if so determined by the Committee, for Company stock on the Nasdaq or other applicable exchange during regular session trading for a single trading day). At the time of grant, the Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years. A participant may pay the exercise price for an option through means acceptable to the Committee, which may include wire transfer, tendering owned shares equal to the value of the exercise price, broker-assisted cashless exercise, or net exercise.

Unless otherwise provided in the applicable notice of terms, an option that is outstanding on the last day of its term will be deemed exercised on such day if the closing price of one share exceeds the per share exercise price on such day (unless the option has been exercised by the participant or terminated due to the participant’s termination of employment for cause).
Options may not include a “reload” feature under which a participant who exercises an option becomes automatically entitled to an additional option in connection with the original option’s exercise.
Stock Appreciation Rights. The Committee may grant SARs as a right in tandem with the number of shares underlying options granted under the 2023 Plan or on a stand-alone basis. A SAR is the right to receive payment per share of the SAR exercised in stock or in cash equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the grant date. Exercise of a SAR issued in tandem with stock options will result in the reduction of the number of shares underlying the related stock option to the extent of the SAR exercise. The term of a SAR cannot exceed ten years.
Unless otherwise provided in the applicable notice of terms, a SAR that is outstanding on the last day of its term will be deemed exercised on such day if the closing price of one share exceeds the per share grant price on such day (unless the SAR has been exercised by the participant or terminated due to the participant’s termination of employment for cause).
SARs may not include a “reload” feature under which a participant who exercises a SAR becomes automatically entitled to an additional SAR in connection with the original SAR’s exercise.
Restricted Stock or Stock Units, Performance Restricted Stock or Stock Units, and Other Stock or Cash-Based Awards. The Committee may grant awards of restricted stock or stock units or performance restricted stock or stock units denominated in shares of Company stock, and other stock and cash-based awards, which may be contingent on continued service or the attainment of certain performance goals.
Dividends and Dividend Equivalents. If the Committee so determines in its sole discretion, outstanding awards may be credited with dividends paid with respect to the underlying shares or dividend equivalents while the awards are held. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate and may determine the form of payment of dividends or dividend equivalents. Notwithstanding the foregoing, (1) in no event will dividends or dividend equivalents be credited or payable in respect of options or SARs, (2) dividends or dividend equivalents credited/payable in connection with an unvested award will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests and is paid, and (3) the crediting of dividends or dividend equivalents must comply with or qualify for an exemption under Section 409A of the Internal Revenue Code (“Section 409A”).
Clawback Policy. Awards granted under the 2023 Plan are subject to any clawback policy adopted by the Company to comply with the listing standards of any national securities exchange on which the Company’s securities are listed as required under Rule 10D-1 of the Exchange Act (or other applicable law).
A participant may also forfeit (or be required to repay) an award if the participant, prior to the second anniversary of the later of the vesting or receipt of payment of an award: (1) pleads or admits to, is convicted of, or is otherwise found guilty of theft, fraud, embezzlement or other similar unlawful acts against the Company or against the Company’s interests; (2) engages in competition with any aspect of Company business with which the participant was involved or about which the participant gained Company proprietary or confidential information; (3) induces or attempts to induce any of the Company’s employees, representatives or consultants to terminate, discontinue or cease working with or for the Company in order to work for the participant or a third party; (4) disparages or defames the Company, its products or its employees; or (5) takes, misappropriates, uses or discloses Company proprietary or confidential information.
Other Provisions
Minimum One-Year Vesting Period. Except with respect to up to 20% of the shares reserved for issuance under the 2023 Plan and awards based on performance measures that might be achieved during an undetermined period, all stock-based awards shall provide for a minimum vesting period of at least one year from the grant date of the award. The Committee or applicable notice of terms may provide for acceleration of vesting in the event of the participant’s death, retirement, disability, layoff or other circumstances deemed appropriate.

Shareholders’ Rights. Unless otherwise provided by the Committee or in the applicable notice of terms, no option or award denominated in units shall entitle a participant to any cash dividend, voting or other right of a shareholder unless and until shares are actually issued.
Deferrals. The Committee may permit a participant to defer receipt of the payment of any award, in a manner that satisfies the requirements for exemption from or complies with Section 409A.
Change in Control. No awards under the 2023 Plan are automatically accelerated in the event of a change in control. Notwithstanding any provision of the 2023 Plan to the contrary, in the event the Company is involved in a corporate transaction, as defined in the 2023 Plan, the Board may take such action as it deems appropriate, including: (1) replacing awards granted under the 2023 Plan with substitute awards or other property that substantially preserve the value, rights and benefits of affected awards; (2) canceling options or SARs and paying each affected participant an amount equal to the excess of the applicable transaction price of shares underlying such unexercised options or SARs over the aggregate exercise price of such unexercised options or SARs; and (3) making such adjustments and/or settlements of other outstanding awards as it determines to be fair and equitable for participants.
Adjustments. Notwithstanding any provision of the 2023 Plan to the contrary, in connection with certain corporate transactions or events that affect the Company’s capital structure, including extraordinary dividends, recapitalizations, stock splits, reverse stock splits, reorganizations, mergers, consolidations, split-ups, spin-offs and other similar events, the Board will equitably adjust (1) the number of shares with respect to which awards may be granted under the 2023 Plan, (2) the maximum share limitations applicable to each type of award that may be granted, (3) the number of shares subject to outstanding awards, and (4) the exercise price for any outstanding option or SAR, in each case, to the extent necessary or appropriate to prevent dilution or enlargement of benefits or potential benefits under the 2023 Plan.
Non-Transferability of Awards. Awards granted under the 2023 Plan generally will not be transferable, except by will and the laws of descent and distribution or, to the extent permitted by the Committee, to one or more beneficiaries designated by the participant (through procedures approved or authorized by the Company) to receive payment upon the participant’s death.
Valuation. Fair market value under the 2023 Plan means the closing price, or the average of the high and low per share trading prices, or the average of the opening and closing prices, if so determined by the Committee, for Company stock on the Nasdaq or other applicable exchange during regular session trading for a single trading day. As of April 25, 2025, the fair market value of a share of the Company’s stock (determined based on the closing per share trading price) was $2.95.
Amendment, Termination and Term of the 2023 Plan. The Board or the Committee may amend the 2023 Plan, except that stockholder approval will be obtained for any amendment that requires shareholder approval under any applicable law. Stockholder approval will also be obtained for any amendment that would increase the number of shares available for issuance under the 2023 Plan. The 2023 Plan will terminate on the tenth anniversary of the 2023 Annual Meeting, unless sooner terminated or extended by the Board.
U.S. Federal Income Tax Consequences of Awards
The following discussion is intended only as a brief summary of the federal income tax rules relevant to options, SARs, restricted stock, restricted stock units, performance restricted stock and performance restricted stock units. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to the Company and to the individuals who are citizens or residents of the United States. The discussion does not address the state, local or foreign income tax rules relevant to awards under the 2023 Plan. Participants are urged to consult their personal tax advisors with respect to the federal, state, local and foreign tax consequences relating to any awards under the 2023 Plan.
Nonqualified options and stock appreciation rights. A recipient will not have any income at the time a nonqualified option or SAR is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price. When a SAR is exercised, the recipient will recognize ordinary income equal to the sum of (1) any gross cash proceeds payable and (2) the fair market value on the exercise date of any shares received.

Incentive Stock Options. A recipient will not have any income at the time an incentive stock option, or ISO, is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a “disqualifying disposition,” and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (1) the excess of the fair market value of the stock on the date of exercise over the option price and (2) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.
Restricted Stock and Restricted Stock Units (including performance-based). A participant generally will not have taxable income upon grant of restricted stock, restricted stock units, performance restricted stock or performance restricted stock units. Instead, the participant will recognize ordinary income at the time of vesting (in the case of restricted stock and performance restricted stock) or payout (in the case of restricted stock units and performance restricted stock units) equal to the fair market value (on the vesting or payout date, as applicable) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant under special rules available under Section 83 of the Internal Revenue Code.
Other Tax Consequences. The foregoing discussion is not a complete description of the U.S. federal income tax consequences associated with the 2023 Plan and should not be relied upon as such. Furthermore, the foregoing discussion does not address state or local tax consequences.
Company Deduction. The Company generally will be entitled to a tax deduction in connection with an award under the 2023 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code. Nothing precludes the Committee from making any payments or granting any awards that do not qualify for tax deductibility under Section 162(m).
Payment of Withholding Taxes. Prior to payment for any award, we may require a participant to remit to us any federal, state, local or foreign taxes required to be withheld with respect to the grant, vesting or exercise of the award and any other amounts due from the participant to the Company. To the extent permitted by law, the Committee may permit or require a participant to satisfy such tax withholding and other amounts due by (1) paying cash to the Company, (2) having the Company withhold from any cash amounts otherwise payable by the Company to the participant, (3) directing us to withhold shares that would otherwise be issued or become vested, or (4) delivering shares of Company common stock that the participant previously owned. The 2023 Plan does not provide for any tax gross-ups.
Section 409A. The Company intends that any and all awards under the 2023 Plan shall satisfy the requirements for exemption under Section 409A and that all terms and provisions shall be interpreted to satisfy such requirements. If the Committee determines that an award or any action or arrangement contemplated by the 2023 Plan would, if undertaken, cause a participant to become subject to Section 409A, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the 2023 Plan and any award granted thereunder so that the award qualifies for exemption from or compliance with Section 409A.
New Benefits under the 2023 Plan
Future awards to employees, officers, directors and other eligible participants under the 2023 Plan will be made at the discretion of the Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any participant or the average annual stock grant rate in the future, as there are many variables the Committee considers in granting stock awards, including compensation of our executive officers compared to peer group compensation, share price at the time the Committee sets executive compensation, and, for payouts under our long-term incentive program, performance against applicable pre-determined metrics at the time of settlement. For information regarding outstanding stock awards held by our named executive officers and directors as of December 31, 2024, please refer to the Outstanding Equity Awards at 2024 Fiscal Year-End table and the

2024 Director Compensation table above. Because executive officers and directors of the Company will be eligible to receive awards under the 2023 Plan, such individuals may be considered to have an interest in this proposal.
Registration with the SEC
To date, the Company has not filed a Registration Statement on Form S-8 relating to the issuance of shares under the 2023 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. The Company may elect to do so in the future, whether or not our stockholders approve this proposal.

RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
For our last two fiscal years, there have been no transactions, and there is no currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for our last two most recently completed fiscal years, and in which any related person, as defined under Item 404(a) of Regulation S-K, had or will have a direct or indirect material interest. Such related persons include our directors, executive officers, nominees for director, any beneficial owner of more than five percent (5%) of our common stock, and their immediate family members.
Our Code of Business Conduct, which applies to all employees, including our executive officers and our directors, provides that our employees and officers and members of our Board of Directors are expected to use sound judgment to help us maintain appropriate compliance procedures and to carry out our business with honesty and in compliance with law and high ethical standards. In addition, our directors and officers are expected to report any potential related party transactions to the Board of Directors. Our Nominating and Governance Committee, on behalf of the Board of Directors, reviews the material facts of all reported matters, by taking into account, among other factors it deems appropriate, whether a transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction to determine whether an actual conflict of interest exists. No director may participate in any discussion or approval of a matter for which he or she is a related party. An annual review and assessment of any ongoing relationship with a related party is performed by the Audit Committee and reported to the Board of Directors.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Sections 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC. Based solely on a review of the copies of such reports and amendments thereto furnished to us with respect to fiscal 2024, we believe that, during 2024, our 10% stockholders complied with all Section 16(a) filing requirements. As a result of clerical errors by the Company, Forms 4 reporting restricted stock units granted and vested to our directors and executive officer during 2024 were not properly filed.
CODE OF ETHICS; INSIDER TRADING POLICY
The Company’s Board of Directors has adopted the Tandy Leather Factory, Inc. Code of Business Conduct and Ethics, which applies to the Company’s Chief Executive Officer, Chief Financial Officer, Controller and all other employees and Directors of the Company. This code can be found at the Company’s website, www.tandyleather.com, under the Investor Relations/Corporate Governance/Highlights tab.
The Company’s Board of Directors has also adopted the Tandy Leather Factory, Inc. Insider Trading Policy, which applies to the Company’s Chief Executive Officer, Chief Financial Officer, Controller and all other employees and Directors of the Company. This policy can be found at the Company’s website, www.tandyleather.com, under the Investor Relations/Corporate Governance/Highlights tab.

EQUITY COMPENSATION PLANS
The following table sets forth information regarding our equity compensation plans (including individual compensation arrangements) that authorize the issuance of shares of our common stock. The information is aggregated in two categories: plans previously approved by our stockholders and plans not approved by our stockholders. The table includes information for officers, directors, employees and non-employees. All information is as of December 31, 2024.

Plan Category	Column (A) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Column (B) Weighted-average exercise price of outstanding options, warrants and rights	Column (C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A)
Equity compensation plans approved by stockholders	295,074	$—	444,381
Equity compensation plans not approved by stockholders	—	—	—
TOTAL	295,074	$—	444,381

OTHER MATTERS
Solicitation of Proxies
We will pay for the cost of soliciting proxies. Our directors, officers and employees may solicit proxies. They will not be paid for soliciting the proxies but may be reimbursed for out-of-pocket expenses related to the proxy solicitation. Proxies may be solicited in person, by mail, by telephone, by telegram or other means of communication. We will make arrangements with custodians, nominees and fiduciaries in order to forward proxy solicitation materials to beneficial owners of common stock.
Stockholder Proposals for 2026
If you wish to present a proposal for consideration at an annual meeting, you must send written notice of the proposal to our Secretary not less than 90 and not more than 120 days before the anniversary date of the Company’s most recent annual meeting, provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which the public announcement of the date of the annual meeting is first made by the Company. We have not received notice of any stockholder proposals to be presented at this year’s Annual Meeting.
If you would like your proposal to be included in next year’s proxy statement, you must submit the proposal to our Secretary by no later than January 3, 2026, or, if we hold our next annual meeting on a date that is more than 30 days from the anniversary of our 2025 Annual Meeting, a reasonable time before we begin to print and send our proxy materials. We will include your proposal in our next annual proxy statement if it is a proposal that we would be required to include pursuant to the rules of the SEC. You may write to our Secretary at 7602 Southwest Loop 820, Benbrook, Texas 76126 to present a proposal for consideration.
See “Nominating and Governance Committee” under “Committees of the Board of Directors” for the process for stockholders to follow to suggest a director candidate to the Nominating and Governance Committee for nomination by the Board of Directors or to nominate persons for election to our Board of Directors at an applicable meeting of our stockholders.
If a stockholder raises a matter at the Annual Meeting that requires a stockholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf. According to our by-laws, any proposal other than the election of directors properly raised at the Annual Meeting by a stockholder will require the affirmative vote of a majority of the shares deemed present at the Annual Meeting, whether in person or by proxy, unless a different approval threshold is required by applicable law.
Stockholder Communications with Board of Directors
Stockholders who wish to communicate with the Chairman or with the directors as a group may do so by writing to our Secretary at Tandy Leather Factory, Inc., 1900 Southeast Loop 820, Fort Worth, Texas 76140-1003. Our Secretary will forward your communication to the directors or Chairman of the Board as requested by the stockholder. All appropriate communications addressed to directors will be reviewed by our Secretary. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest will not be forwarded to the Board of Directors. Our Secretary has the option, but not the obligation, to forward these other communications to appropriate channels within Tandy Leather Factory, Inc.
Management knows of no other business to be brought before the 2025 Annual Meeting of Stockholders. However, if any other matters shall properly come before such meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, OR TO VOTE ELECTRONICALLY AS DESCRIBED IN THIS PROXY STATEMENT.

TANDY LEATHER FACTORY, INC.

Chairman of the Board
Fort Worth, Texas
May 1, 2025

Appendix A

Tandy Leather Factory, Inc.
2023 Incentive Stock Plan
As amended and approved by stockholders June 10, 2025
Section 1. Purpose of the Plan
The purpose of the Tandy Leather Factory, Inc. 2023 Incentive Stock Plan (the “Plan”) is to attract, retain and motivate Eligible Persons and to align their interests and efforts to the long-term interests of the Company’s shareholders. The Plan is effective as of the date on which it is approved by shareholders entitled to vote at the 2023 annual meeting of shareholders of the Company (the “Effective Date”), and replaces the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan, as amended through the date hereof (the “2013 Plan”), as of such date (provided that the 2013 Plan shall remain in effect solely with respect to awards outstanding under the 2013 Plan as of the Effective Date).
Section 2. Definitions
As used in the Plan,
“2013 Plan Awards” means awards outstanding under the 2013 Plan as of the Effective Date.
“Authorized Officer” means the Vice President of Human Resources or any other officer of the Company as may be designated by the Committee.
“Award” means an award or grant made to a Participant under Sections 6, 7, 8, 9, 10, and/or 11 of the Plan.
“Board” means the Board of Directors of the Company.
“Corporate Transaction” has the meaning set forth in Section 14.3.
“Corporate Transaction Price” has the meaning set forth in Section 14.3.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” has the meaning set forth in Section 3.2.
“Company” means Tandy Leather Factory, Inc.
“Disability” means such term as defined by the Committee or an Authorized Officer for purposes of the Plan or an Award or as defined in the applicable Notice of Terms.
“Eligible Persons” has the meaning set forth in Section 5.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the closing price (or the average of the high and low per Share trading prices, or the average of the opening and closing prices, if so determined by the Committee) for a Share on the Stock Market during regular session trading as reported by The Wall Street Journal or such other source the Committee deems reliable for a single trading day. The Committee may vary its determination of the Fair Market Value as provided in this Section 2 depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement or payout of an Award and, for Awards subject to Section 409A, as provided in Section 409A.
“Grant Date” means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date. With respect to any Award of Restricted Stock, Restricted Stock Units,

Performance Restricted Stock, Performance Restricted Stock Units, Options, or Stock Appreciation Rights, or any other stock-based Award, if the foregoing date is not a date on which the Stock Market is open for trading, the “Grant Date” for such an Award shall be the next following date on which the Stock Market is open for trading.
“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code or any successor provision.
“Layoff” means such term as defined by the Committee or an Authorized Officer for purposes of the Plan or an Award or as defined in the applicable Notice of Terms.
“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.
“Notice of Terms” has the meaning set forth in Section 6.2.
“Option” means a right to purchase a specified number of Shares granted under Section 7.
“Other Obligations” has the meaning set forth in Section 12.
“Participant” means any Eligible Person as set forth in Section 5 to whom an Award is granted.
“Performance Goals” means specified performance targets or goals for a particular performance period, which may be based on individual performance, performance of the Company (as a whole or with respect to one or more business units, divisions, acquired businesses, minority investments, partnerships, or joint ventures), and/or other performance criteria established by the Committee pursuant to Section 10, including, but not limited to: sales, profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity, or sales); cash flow (including, but not limited to, operating cash flow, adjusted operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, EBITDA, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets. Performance Goals and underlying performance criteria may be stated in absolute or relative terms, and may be established or adjusted to include or exclude any components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring, infrequently occurring or one-time events affecting the Company or its financial statements, the effects of acquisitions or divestitures or other items deemed not reflective of the Company’s core performance, or changes in law or accounting principles.
“Performance Restricted Stock” or “Performance Restricted Stock Unit” has the meaning set forth in Section 10.
“Related Company” means any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, or any other trade, business, or entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least 50% of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, the term “Related Company” shall have the meaning ascribed to the term “subsidiary” in Section 424(f) of the Code, and for purposes of determining whether any individual may be a Participant for purposes of any grant of Options or Stock Appreciation Rights, the term “Related Company” shall mean any “Service Recipient” as that term is defined for purposes of Section 409A.
“Restricted Stock” means an Award of Shares granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Committee.
“Restricted Stock Unit” means an Award of a right to receive a Share, the cash value of a Share, or a combination thereof, granted under Section 9.
“Retirement” means such term as defined by the Committee or an Authorized Officer for purposes of the Plan or an Award or as defined in the applicable Notice of Terms.
“Section 16 Participants” means nonemployee directors and officers of the Company who are subject to Section 16 of the Exchange Act.

“Section 409A” means Section 409A of the Code, or any successor provision, including any proposed and final regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means shares of the common stock, par value $0.0024 per share, of the Company.
“Stock Appreciation Right” or “SAR” has the meaning set forth in Section 8.1.
“Stock Market” means the Nasdaq Capital Market, or such other stock market or exchange on which the Company’s common stock primarily trades as of an applicable date.
“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or any Related Company or with which the Company or any Related Company combines.
“Tax Withholding Obligations” has the meaning set forth in Section 12.
“Termination of Service,” unless otherwise defined by the Committee, an Authorized Officer or in the applicable Notice of Terms, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability, Retirement or Layoff. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by an Authorized Officer or by the Committee with respect to Section 16 Participants, and any such determination shall be final. Transfer of a Participant’s employment or service relationship between Related Companies, or between the Company and any Related Company, shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.
Section 3. Administration
3.1 Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board; provided, however, that with respect to nonemployee directors, the Plan shall be administered by the full Board unless otherwise determined by the Board. Each administering committee shall be comprised of at least two directors, each of whom shall qualify as an “independent director” as defined under the Stock Market listing standards and a “nonemployee director” as defined in Rule 16b-3 promulgated under the Exchange Act. However, the fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any Award made by the Committee which is otherwise validly made under the Plan.
3.2 Delegation by Committee. Notwithstanding the foregoing, except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange on which the Shares are listed or traded, the Board or the Committee may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board or the Committee deems appropriate, except with respect to benefits to Section 16 Participants. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Committee may delegate to a person or body the authority to grant Awards to Eligible Persons other than Section 16 Participants, within limits specifically prescribed by the Board or the Committee; provided, however, that no such person or body shall have or obtain authority to grant Awards to themselves or to any Section 16 Participant. All references in the Plan to the “Committee” shall be, as applicable, to the Compensation Committee or any other committee, party, person, or body to whom the Board or the Committee has delegated authority to administer the Plan.
3.3 Administration and Interpretation by Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may be adopted by the Board from time to time, to (a) select the Eligible Persons as set forth in Section 5 to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Awards to be granted under the Plan; (c) determine the number of Shares to be covered by each Award granted under the Plan; (d) determine the terms and conditions of any Award granted under the Plan; (e) approve the forms of Notices of Terms and any other instruments or agreements for use under the Plan; (f) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (g) determine whether, to what extent and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, subject to Section 409A and in accordance with Section 6.3; (h) interpret and administer the Plan, any Award, any Notice of Terms, and any other instrument or agreement entered into under the Plan; (i) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (j) delegate ministerial duties to such of the Company’s officers as it so determines; (k) waive any terms, conditions or restrictions applicable to any outstanding Award and accelerate vesting of any outstanding Award under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; (l) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, any Notice of Terms, or any instrument or agreement relating to an Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect; and (m) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Notice of Terms shall be within the sole and complete discretion of the Committee.
Section 4. Shares Subject to the Plan
4.1 Authorized Number of Shares.
(a)	The aggregate number of Shares authorized for issuance under the Plan, subject to adjustment as provided in Section 4.2 and Section 14, shall be comprised of:
(i)	1,700,000 new Shares authorized for issuance under the Plan, plus
(ii)
the number of undelivered Shares that were the subject of 2013 Plan Awards outstanding as of the Effective Date which, after the Effective Date, expire or lapse or are forfeited, surrendered, canceled, terminated, settled in cash in lieu of Shares or are issued and thereafter reacquired by the Company; plus

(iii)
the number of Shares tendered by participants in the 2013 Plan to, or retained by, the Company to satisfy any Tax Withholding Obligations with respect to awards of restricted stock, restricted stock units, performance restricted stock, performance restricted stock units, or performance shares previously granted under the 2013 Plan.

(b)
Shares which may be issued under the Plan may be either authorized and unissued Shares or issued Shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. The Committee shall determine the manner in which fractional Share value shall be treated.

(c)
In the event of a change in the Shares of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued Shares, the Shares resulting from any such change shall be deemed to be Shares for purposes of the Plan.

4.2  Share Usage.
(a)
Shares covered by an Award or any portion of an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. Any Shares that are subject to Awards that expire or lapse or are forfeited, surrendered, canceled, terminated, settled in cash in lieu of Shares or are issued and thereafter reacquired by the Company shall again be available for Awards under the Plan, to the extent of such expiration, lapse, forfeiture, surrender, cancelation, termination, settlement or reacquisition of such Awards (as may be adjusted pursuant to Section 14); provided, however, that this provision shall not be applicable with respect to the cancelation of (i) a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right. In addition, Shares issued pursuant to Substitute Awards shall not be counted as used under the Plan.

(b)
Shares tendered by a Participant or retained by the Company (i) as full or partial payment to the Company for the purchase price of an Award or (ii) to satisfy any Tax Withholding Obligations with respect to an

Award of Options or Stock Appreciation Rights, shall be counted as used and will not be available for issuance under the Plan. Shares tendered by a Participant or retained by the Company to satisfy any Tax Withholding Obligations with respect to an Award of Restricted Stock, Restricted Stock Units, Performance Restricted Stock, or Performance Restricted Stock Units, or any other stock-based Award other than an Option or Stock Appreciation Right, shall not be counted as used and will be available for issuance under the Plan.
(c)	The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
(d)
The number of Shares available for issuance under the Plan shall be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Shares subject to or paid with respect to an Award.

4.3 Award Limits. The limits in this Section 4.3 are subject to adjustment under Section 14 and are subject to the maximum authorized Shares for issuance under the Plan as set forth in Section 4.1.
(a)	The aggregate number of Shares that may be subject to Options or Stock Appreciation Rights granted to any Participant in any calendar year under the Plan shall not exceed 400,000 Shares.
(b)
The aggregate number of shares that may be subject to Awards of Restricted Stock, Restricted Stock Units, Performance Restricted Stock, Performance Restricted Stock Units, or any other stock-based Award (other than an Option or SAR) granted to any Participant in any calendar year under the Plan shall not exceed 400,000 shares, except that this maximum shall not apply to awards made to Johan Hedberg during 2025.

(c)
Except with respect to a maximum of 20% of the Shares reserved for issuance under the Plan and awards based on performance measures that might be achieved during an undetermined period, Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Restricted Stock, Performance Restricted Stock Units, and any other stock-based Awards shall provide for a minimum vesting period of at least one year from the grant date of the Award; provided that (i) the Committee may permit, or a Notice of Terms may provide for, acceleration of vesting of such Awards in the event of a Termination of Service due to death, Disability, Retirement, Layoff or other circumstances deemed appropriate; and (ii) the foregoing limit shall not apply to Substitute Awards or Shares delivered in lieu of fully vested cash obligations.

(d)	The aggregate number of Shares that may be subject to Incentive Stock Options granted under the Plan shall not exceed 400,000 Shares.
(e)
The aggregate grant date fair value of all Awards granted to any nonemployee director plus the value of any other fees or payments, including cash retainer fees, to any nonemployee director in a single calendar year, in each case, solely with respect to the individual’s service as a nonemployee director, year shall not exceed $50,000 (or, for a nonexecutive chair of the Board, $100,000).

Section 5. Eligibility
An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects, or any consultant, agent, advisor or independent contractor who is a natural person and who provides bona fide services to the Company or any Related Company (collectively, “Eligible Persons”).
Section 6. Awards
6.1 Form and Grant of Awards. The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone, in addition to or in tandem with any other type of Award.
6.2 Notice of Terms. Awards granted under the Plan to Eligible Persons other than nonemployee directors of the Company shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall, in its discretion, deem advisable (a “Notice of Terms”).
6.3 Deferrals. The Committee may permit a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. The value of the payment so deferred may be allocated to a deferred account established for a Participant under any deferred compensation plan of the Company designated by the Committee. Notwithstanding the foregoing, any deferral made under this Section 6.3 will be made under a deferred compensation plan of the Company or pursuant to the terms of an employment agreement, either of which satisfies the requirements for exemption from or complies with Section 409A.
6.4 Dividends and Distributions. Participants holding Awards may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while the Awards are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock or Restricted Stock Units. Notwithstanding the foregoing, (a) in no event will dividends or dividend equivalents be credited or payable in respect of Options or SARs, (b) dividends or dividend equivalents credited/payable in connection with an Award that is not yet vested shall be subject to the same restrictions and risk of forfeiture as the underlying Award, and shall not be paid until the underlying Award vests and is paid, and (c) the crediting of dividends or dividend equivalents must comply with or qualify for an exemption under Section 409A.
Section 7. Options
7.1 Grant of Options. The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.
7.2 Option Exercise Price. The exercise price for Shares purchased under an Option shall be as determined by the Committee but shall not be less than 100% of the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards.
7.3 Term of Options. Subject to earlier termination in accordance with the terms of the Plan and the applicable Notice of Terms, the maximum term of an Option shall be ten years from the Grant Date.
7.4 Exercise of Options.
(a)
The Committee shall establish and set forth in each applicable Notice of Terms the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

(b)
To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery as directed by the Company to the Company or a brokerage firm designated or approved by the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of Shares with respect to which the Option is being exercised, the restrictions imposed on the Shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole Shares and may not be exercised for less than a reasonable number of Shares at any one time, as determined by the Committee. Notwithstanding the foregoing, except as otherwise expressly provided in an applicable Notice of Terms, if on the last day of the term of an Option that is outstanding on such date (i) the closing price of one Share exceeds the per Share exercise price, (ii) the Participant has not exercised the Option, and (iii) the Option has not been terminated due to the Participant’s termination for cause (as determined by the Committee or an Authorized Officer), the Participant will be deemed to have exercised the Option on such day with payment made by withholding the Shares otherwise issuable in connection with the exercise of the Option, and the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld to satisfy the total purchase price and Tax Withholding Obligations.

(c)	No grant of an Option shall include a “reload” feature or any provision entitling the Participant to the automatic grant of an additional Option in connection with any exercise of the original Option.
7.5 Payment of Exercise Price. Except as otherwise provided upon a deemed Option exercise as described in section 7.4(b), the exercise price for Shares purchased under an Option shall be paid in full as directed by the

Company to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of Shares purchased. Such consideration must be paid before the Company will issue the Shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase and subject to any conditions or limitations established by the Committee, which forms may include: (a) wire transfer; (b) tendering by attestation Shares already owned by the Participant that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the Shares being purchased under the Option; (c) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any Tax Withholding Obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; (d) a “net exercise” arrangement in which the Company withholds a number of Shares otherwise issuable upon exercise of an Option having a Fair Market Value equal to the Option exercise price of the Shares being purchased under the Option; or (e) such other consideration as the Committee may permit in its sole discretion.
7.6 Post-Termination Exercise. The Committee shall establish and set forth in each applicable Notice of Terms whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A.
7.7 Incentive Stock Options. The terms of any Incentive Stock Options shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the adoption in April 2023 of this Plan by the Board.
Section 8. Stock Appreciation Rights
8.1 Grant of Stock Appreciation Rights; SAR Grant Price. The Committee may grant stock appreciation rights (“Stock Appreciation Rights” or “SARs”). A SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of a Share on the Grant Date, except for Substitute Awards. A SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the applicable Notice of Terms, the term of a freestanding SAR shall be a term not to exceed ten years from the Grant Date as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding the foregoing, except as otherwise expressly provided in the applicable Notice of Terms, if on the last day of the term of a Stock Appreciation Right that is outstanding on such date (i) the closing price of one Share exceeds the per Share grant price, (ii) the Participant has not exercised the Stock Appreciation Right, and (iii) the Stock Appreciation Right has not been terminated due to the Participant’s termination for cause (as determined by the Committee or an Authorized Officer), the Participant will be deemed to have exercised the Stock Appreciation Right on such day, and the Company shall deliver to the Participant the number of Shares for which the Stock Appreciation Right was deemed exercised, less the number of Shares required to be withheld to satisfy the Tax Withholding Obligations.
8.2 Payment of SAR Amount. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of a SAR may be in cash, in Shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. No grant of a SAR shall include a “reload” feature or any provision entitling the Participant to the automatic grant of an additional SAR in connection with any exercise of the original SAR.
8.3 Post-Termination Exercise. The Committee shall establish and set forth in each applicable Notice of Terms whether the SAR shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A.
Section 9. Restricted Stock and Restricted Stock Units
9.1 Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Restricted Stock and Restricted Stock Units on such terms and conditions and subject to such forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any Performance Goals), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the applicable Notice of Terms.
9.2 Issuance of Shares. Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Restricted Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Restricted Stock Units, as determined by the Committee, (a) the Shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Restricted Stock Units shall be paid in cash, Shares or a combination of cash and Shares as the Committee shall determine in its sole discretion.
Section 10. Performance Restricted Stock and Performance Restricted Stock Units
The Committee may grant Awards of performance restricted stock and performance restricted stock units (“Performance Restricted Stock” or “Performance Restricted Stock Units”, as the case may be) and designate the Participants to whom Performance Restricted Stock or Performance Restricted Stock Units are to be awarded and determine the quantity of Performance Restricted Stock or Performance Restricted Stock Units, the length of the applicable performance period and the other terms and conditions of each such Award. Each Award of Performance Restricted Stock or Performance Restricted Stock Units shall entitle the Participant to a payment in the form of Shares upon the achievement of Performance Goals and other terms and conditions specified by the Committee. Notwithstanding the achievement of any Performance Goals, the number of Shares issued under an Award of Performance Restricted Stock or Performance Restricted Stock Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. The Committee, in its sole discretion, may make a cash payment equal to the Fair Market Value of the Shares otherwise required to be issued to a Participant pursuant to an Award of Performance Restricted Stock or Performance Restricted Stock Units.
Section 11. Other Stock or Cash-Based Awards
In addition to the Awards described in Sections 7 through 10, and subject to the terms of the Plan, the Committee may grant other Awards payable in cash or in Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.
Section 12. Withholding
The Company or a Related Company, as appropriate, may require a Participant entitled to receive payment with respect to an Award to remit to the Company prior to such payment (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award, as applicable (“Tax Withholding Obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“Other Obligations”). The Company shall not be required to issue any Shares or otherwise settle an Award under the Plan until such Tax Withholding Obligations and Other Obligations are satisfied.
The Committee may permit or require a Participant to satisfy all or part of his or her Tax Withholding Obligations and Other Obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock or Performance Restricted Stock) having a Fair Market Value equal to the Tax Withholding Obligations and Other

Obligations, or (d) surrendering a number of Shares the Participant already owns having a value equal to the Tax Withholding Obligations and Other Obligations. The value of the Shares so withheld or tendered to satisfy any Tax Withholding Obligations may exceed the Participant’s minimum required tax withholding rate or such other rate as may be approved by the Committee (up to the maximum tax withholding rate), so long as such withholding does not result in adverse treatment for financial accounting purposes.
Section 13. Assignability
No Award or Notice of Terms, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except (a) by testamentary disposition by the Participant or the laws of intestate succession and (b) that to the extent permitted by the Committee, in its sole discretion, a Participant may designate one or more beneficiaries (through procedures approved or authorized by the Company) who may receive payment under an Award after the Participant’s death. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Except as provided in this Section 13, during the lifetime of a Participant, Awards are exercisable only by the Participant or his or her legal representative in the case of physical or mental incapacitation of the Participant as evidenced by legal order.
Section 14. Adjustments
14.1 No Corporate Action Restriction. Notwithstanding any provision of the Plan to the contrary, the existence of the Plan, any Notice of Terms and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any subsidiary, (e) any sale or transfer of all or any part of the Company’s or any subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.
14.2 Recapitalization Adjustments. Notwithstanding any provision of the Plan to the contrary, in the event of a dividend or other distribution (whether in the form of cash, Shares, other securities, or other property) other than regular cash dividends, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, change in control or exchange of Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board shall equitably adjust (a) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (b) the maximum Share limitation applicable to each type of Award that may be granted to any individual Participant in any calendar year, (c) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (d) the exercise price with respect to any Option or the grant price with respect to any Stock Appreciation Right.
14.3 Corporate Transactions. Notwithstanding any provision of the Plan to the contrary, if the Company enters into or is involved in any Corporate Transaction, the Board may, prior to such Corporate Transaction and effective upon such Corporate Transaction, take such action as it deems appropriate, including, but not limited to, replacing outstanding Awards with Substitute Awards in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Awards granted hereunder as of the date of the consummation of the Corporate Transaction. Notwithstanding anything to the contrary in the Plan, if any Corporate Transaction occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Options and/or Stock Appreciation Rights and to pay to each affected Participant in connection with the cancelation of such Participant’s Options and/or Stock Appreciation Rights, an amount equal to the excess (if any) of the Corporate Transaction Price (as defined below), as determined by the Board, of the Shares underlying any unexercised Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Options and/or Stock Appreciation Rights, and make additional adjustments and/or settlements of other outstanding Awards as it determines to be fair and equitable to affected Participants. Upon receipt by any affected Participant of any such Substitute Award (or payment) as a result of any such Corporate Transaction, such Participant’s affected Awards for which such Substitute Awards (or payment) were received shall be thereupon canceled without the need for obtaining the consent of any such affected Participant.
For purposes of the Plan,
(a)
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(b)
“Corporate Transaction Price” means the highest price per Share paid in any transaction related to a Corporate Transaction. To the extent that the consideration paid in any Corporate Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the good-faith discretion of the Board consistent with provisions of Section 409A and/or other applicable law.

Section 15. Amendment and Termination
15.1 Amendment, Suspension or Termination of the Plan. The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable or as necessary or advisable to comply with the listing standards of the Stock Market or any national securities exchange on which the Company’s securities are listed as required under Section 10D of the Exchange Act or any other applicable law, rule, or regulation; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board.
Notwithstanding the foregoing, an amendment that constitutes a “material revision” requiring shareholder approval as defined by the rules of the Stock Market shall be submitted to the Company’s shareholders for approval. In addition, any revision that increases the number of shares stated in Section 4.1 as available for issuance under the Plan shall be considered a material revision that requires shareholder approval.
15.2 Term of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.
15.3 Consent of Participant. The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 14 shall not be subject to these restrictions.

Section 16. General
16.1 Clawbacks. Awards granted under the Plan and any gross proceeds received by Participants with respect to Awards granted under the Plan shall be subject to any clawback policy adopted by the Company to comply with the listing standards of any national securities exchange on which the Company’s securities are listed as required under Rule 10D-1 under the Exchange Act or any other applicable law, rule, or regulation. In addition, subject to applicable local law, or except as otherwise expressly provided pursuant to an applicable Notice of Terms, Awards granted under the Plan and any gross proceeds received by Participants with respect to Awards granted under the Plan shall be subject to clawback and forfeiture (meaning that the Award must be promptly returned to the Company if already distributed, or that a Participant will lose his or her entitlement to an Award if it has not yet been distributed) in the event a Participant or former Participant engages in any of the following conduct, as determined by the Company or its delegate in its sole discretion, prior to the second anniversary of the later of the vesting or receipt of payment of the Award: the Participant (a) pleads or admits to, is convicted of, or is otherwise found guilty of a criminal or indictable offense involving theft, fraud, embezzlement, or other similar unlawful acts against the Company or against the Company’s interests; (b) directly or indirectly engages in competition with any aspect of Company business with which the Participant was involved or about which the Participant gained Company proprietary or confidential information; (c) induces or attempts to induce, directly or indirectly, any of the Company’s employees, representatives or consultants to terminate, discontinue or cease working with or for the Company, or to breach any contract with the Company, in order to work with or for, or enter into a contract with, the Participant or any third party; (d) disparages or defames the Company, its products, or its current or former employees, provided that this clause shall not be construed to prohibit any individual from reporting, in good faith, suspected unlawful conduct in the workplace; or (e) takes, misappropriates, uses, or discloses Company proprietary or confidential information. Clawback can, if applicable and where permitted by applicable local law, be made by deducting payments that will be due in the future (including salary, bonuses, and other forms of compensation). A Participant’s acceptance of an Award under the Plan shall constitute such Participant’s acknowledgement and recognition that the Participant’s compliance with this Section 16.1 is a condition for the Participant’s receipt of the Award. For purposes of this Section 16.1, the Company shall include the Company and all Related Companies.
Nothing in this Section 16.1 will apply to legally protected communications to government agencies or statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings.
16.2 No Individual Rights. No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.
16.3 Issuance of Shares. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for Shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.
To the extent the Plan or any applicable Notice of Terms provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
16.4 Indemnification. Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend such claim, action, suit or proceeding before he or she undertakes to handle and defend the same on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.
16.5 No Rights as a Shareholder. Unless otherwise provided by the Committee or in the applicable Notice of Terms, no Option or Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the Shares that are the subject of such Award.
16.6 Compliance with Laws and Regulations. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are Section 16 Participants without so restricting, limiting or conditioning the Plan with respect to other Participants. With respect to Section 16 Participants, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.
Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision.
Additionally, notwithstanding anything contained in the Plan to the contrary, it is the Company’s intention that any and all Awards and compensation payable under the Plan shall satisfy the requirements for exemption under Section 409A and that all terms and provisions shall be interpreted to satisfy such requirements. If the Committee determines that an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to Section 409A, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right , but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or compliance with Section 409A. Awards not deferred under Section 6.3 and not otherwise exempt from the requirements of Section 409A are intended to qualify for the short-term deferral exemption to Section 409A, and payment shall be made as soon as administratively feasible after the Award became vested, but in no event shall such payment be made later than 2-1/2 months after the end of the calendar year in which the Award became vested unless otherwise permitted under the exemption provisions of Section 409A. Notwithstanding the foregoing, with respect to any Award made under the Plan that is determined to be “deferred compensation” (within the meaning of Section 409A), (a) references to Termination of Service will mean the Participant’s “separation from service” (within the meaning of Section 409A) with the Company or any applicable Related Company, and (b) any payment to be made with respect to such Award in connection with the Participant’s Termination of Service that would be subject to the limitations in Section 409A(a)(2)(b) of the Code shall be delayed until six months after the Participant’s separation from service (or earlier death) in accordance with the requirements of Section 409A.
16.7 Participants in Other Countries. The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to ensure the viability of the benefits from Awards granted to Participants employed in such countries, to comply with applicable foreign laws and to meet the objectives of the Plan.
Notwithstanding the provisions of Sections 7.2 and 8.1, where applicable foreign law requires that compensatory stock right be priced based upon a specific price averaging method and period, a stock right granted in accordance with such applicable foreign law will be treated as meeting the requirements of Sections 7.2 or 8.1, provided that the averaging period does not exceed 30 days.

16.8 No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or Shares, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
16.9 Successors All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.
16.10 Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
16.11 Choice of Law. The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof, except as otherwise expressly provided in an applicable Notice of Terms.
16.12 Acknowledgment. Notwithstanding anything in the Plan or any Notice of Terms to the contrary, nothing in the Plan or in a Notice of Terms prevents a Participant form providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity, a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.

TANDY LEATHER FACTORY, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

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V74638-P29266

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TANDY LEATHER FACTORY, INC.

	For All	Withhold All	For All Except
1. Election of Six Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Vicki Cantrell
02) John Gehre
03) Jefferson Gramm
04) Johan Hedberg
05) Diana Saadeh-Jajeh
06) John Sullivan

	For	Against	Abstain
2. Ratification of Appointment of our Independent Registered Public Accounting Firm.	☐	☐	☐
3. Approval, by non-binding advisory vote, of the compensation of our named executive officers for the year ended December 31, 2024.	☐	☐	☐
4. Approval of increasing shares authorized under the Tandy Leather Factory, Inc. 2023 Incentive Stock Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V74639-P29266

TANDY LEATHER FACTORY, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON JUNE 10, 2025

The undersigned hereby appoint(s) Johan Hedberg and Daniel Ross, and each of them, proxies or proxy of the undersigned with full power of substitution and revocation, to act and vote all of the undersigned's shares of Tandy Leather Factory, Inc. common stock, with all the powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Tandy Leather Factory, Inc. at Fort Worth, Texas on June 10, 2025, or any resumption of the Annual Meeting after any adjournment thereof, as indicated on this proxy, and in their discretion on any other matters which may properly come before the meeting. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares of stock if no directions are given, this proxy will be voted “FOR” Proposal 1 and “FOR” Proposals 2, 3 and 4.

Continued and to be signed on reverse side